UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2018

HARRISON, VICKERS & WATERMAN, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-162072	26-2883037
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

208 E. 51st Street, #219

New York, NY 10022

(Address of principal executive offices)

(212) 508-2140

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2479.374a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2479.374d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2479.373e-4c))

Item 1.01 Entry into a Material Definitive Agreement

Extension of Maturity Dates on Four Promissory Notes Issued to Oscaleta Partners, LLC

Effective January 24, 2018, we entered into two Debt Amendments (the “Oscaleta Amendments”) with Oscaleta Partners, LLC (“OSCALETA”). Under the Amendments, we modified certain terms of four Convertible Promissory Notes issued to OSCALETA listed on Schedule A thereto totaling $103,905.30 (the “Notes”)

Under the Oscaleta Amendments, we have extended the maturity dates of the Notes so that each of the Notes matures on June 30, 2019. All other terms of the original Notes remain in full force and effect. A copy of the Oscaleta Amendments are attached hereto as Exhibits 10.1 and 10.2. The description of the Oscaleta Amendments herein is qualified by the terms of the full text of the agreements attached hereto and the terms thereof are incorporated herein by reference.

Extension of Maturity Dates on Fifteen Promissory Notes Issued to Trillium Partners, LP

Effective January 24, 2018, we entered into a Debt Amendment (the “Trillium Amendment”) with Trillium Partners, LP (“TRILLIUM”). Under the Amendment, we modified certain terms of fifteen Convertible Promissory Notes issued to TRILLIUM listed on Schedule A thereto totaling $1,255,541.67 (the “Notes”).

Under the Trillium Amendment, we have extended the maturity dates of the Notes so that each of the Notes matures on June 30, 2019. All other terms of the original Notes remain in full force and effect. A copy of the Trillium Amendment is attached hereto as Exhibit 10.2. The description of the Trillium Amendment herein is qualified by the terms of the full text of the agreement attached hereto and the terms thereof are incorporated herein by reference.

Extension of Maturity Dates on Fourteen Promissory Notes Issued to Alpha Capital Anstalt

Effective January 24, 2018, we entered into a Debt Amendment (the “Alpha Amendment”) with Alpha Capital Anstalt (“ALPHA”). Under the Amendment, we modified certain terms of fourteen Convertible Promissory Notes issued to ALPHA listed on Schedule A thereto totaling $3,796,135.00 (the “Notes”), namely:

Under the Alpha Amendment, we have extended the maturity dates of the Notes so that each of the Notes matures on June 30, 2019. All other terms of the original Notes remain in full force and effect. A copy of the Alpha Amendment is attached hereto as Exhibit 10.3. The description of the Alpha Amendment herein is qualified by the terms of the full text of the agreement attached hereto and the terms thereof are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Debt Amendments between the Company and Oscaleta Partners, LLC dated January 24, 2018
10.2	Debt Amendments between the Company and Oscaleta Partners, LLC dated January 24, 2018
10.3	Debt Amendment between the Company and Trillium Partners, LP dated January 24, 2018
10.4	Debt Amendment between the Company and Alpha Capital Anstalt dated January 24, 2018

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARRISON, VICKERS & WATERMAN, INC.

Date: February 14, 2018	/s/ Jeffrey Canouse
	By:	Jeffrey Canouse, Chief Executive Officer